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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)      January 22, 1999


                                VIEW TECH, INC.
            (Exact name of registrant as specified in its charter)


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
     DELAWARE                                        0-25940                                77-0312442
     (State or other jurisdiction                    (Commission File                       (I.R.S. Employer
     of incorporation)                               Number)                                Identification No.)
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           3760 Calle Tecate, Suite A, Camarillo California    93012
              (Address of principal executive offices)       (Zip Code)


     Registrant's telephone number, including area code    (805) 482-8277



                                 Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

Following an oral hearing before the Nasdaq Qualifications Hearing Panel (the "Panel") in connection with the Company's potential delisting from the Nasdaq National Market due to the Company's failure, as of September 30, 1998, to meet the applicable listing requirement stipulating $4,000,000 in net tangible assets, View Tech, Inc. (the "Company") received letters from the Nasdaq on December 7, 11 and 30, 1998 (the "Nasdaq Correspondence").

The Nasdaq Correspondence confirmed that the Panel has determined to continue listing the Company's securities on the Nasdaq National Market provided the Company complies with the following exception: it made a public filing with the Securities and Exchange Commission (the "SEC") and Nasdaq, on or before December 23, 1998 evidencing a minimum of $4,000,000 in net tangible assets, containing a December 15, 1998 balance sheet with pro-forma adjustments for any significant events or transactions occurring on or before the filing date. The Nasdaq Correspondence further requires that the Company make an additional public filing on or before February 1, 1999 with the SEC and Nasdaq evidencing profitability, on a net income basis, for the quarter ended December 31, 1998.

In order to fully comply with the terms of the Nasdaq exception, the Company must be able to demonstrate compliance with all requirements for continued listing on the Nasdaq National Market. However, in the event the Company fails to meet any of the terms of the Panel's exception and is delisted from the Nasdaq National Market, the Company's securities may be eligible for listing on the Nasdaq SmallCap Market.

In accordance with the Nasdaq Correspondence, the Company previously prepared the consolidated balance sheet as of December 15, 1998 and made a public filing on Form 8-K with the SEC and Nasdaq on December 22, 1998.

Attached hereto as Exhibits 99.1 and 99.2, are the Company's consolidated balance sheets as of December 31, 1998 and 1997 and the consolidated statements of operations (unaudited) for the three months ended December 31, 1998 and 1997, respectively. In accordance with the Nasdaq Correspondence, the consolidated statement of operations for the quarter ended December 31, 1998 is evidence of the Company's profitability on a net income basis.

Certain information and footnote disclosures normally included in financial statements, prepared in accordance with generally accepted accounting principles, have been omitted. The consolidated balance sheets and consolidated statements of operations should be read in conjunction with the financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997 and the quarterly reports on Form 10-Q's for the quarters ended March 31, 1998, June 30, 1998 and September 30, 1998.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VIEW TECH, INC.



January 25, 1999                      /s/  Ali Inanilan
--------------------------            ----------------------------------
Date                                  Ali Inanilan
                                      Chief Financial and Administrative Officer

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Exhibit Index

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
                                                                          Sequentially
Exhibit No.  Description                                                  Numbered Page
---------------------------------------------------------------------------------------
99.1         Consolidated Balance Sheets for View Tech, Inc. as of
             December 31, 1998 and 1997                                          5

99.2         Consolidated Statements of Operations for View Tech, Inc.
             representing the quarters ended December 31, 1998
             and 1997 (Unaudited)                                                6
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